SUPPLEMENT TO THE PROSPECTUSES

OF

  WELLS FARGO INTERNATIONAL AND GLOBAL EQUITY FUNDS

Wells Fargo International Equity Fund(the “Fund)

At a meeting held on May 22-23, 2018, the Board of Trustees of the Fund approved a change in dividend frequency from annually to quarterly. In connection with this change, the Prospectus is amended as follows:

Effective on or about September 1, 2018, the first paragraph of the section entitled “Distributions” in the Fund’s prospectuses is replaced with the following:

“The Funds, except the Emerging Markets Equity Income Fund and the International Equity Fund, generally make distributions of any net investment income and any realized net capital gains at least annually. The International Equity Fund generally distributes net investment income quarterly and net capital gains, if any, at least annually. The Emerging Markets Equity Income Fund generally distributes net investment income monthly. The amount distributed by the Emerging Markets Equity Income Fund in a month may either be less than the amount earned in that month or more than the amount earned in that month if it includes amounts earned in a previous month but retained for later distribution. The Emerging Markets Equity Income Fund generally distributes net capital gains, if any, at least annually. Please note, distributions have the effect of reducing the NAV per share by the amount distributed.”

May 24, 2018                                                                                                              IEAM058/P303SP